Exhibit 99.1

CHARLES & COLVARD APPOINTS DON O’CONNELL
AS PRESIDENT AND CHIEF EXECUTIVE OFFICER

FOR IMMEDIATE RELEASE

RESEARCH TRIANGLE PARK, N.C. – May 29, 2020 – Charles & Colvard, Ltd. (Nasdaq: CTHR), (the “Company”), the original and leading worldwide source of created moissanite, announced today that its Board of Directors appointed Don O’Connell to the position of President and Chief Executive Officer, effective June 1, 2020. He will also join the Company's Board of Directors.

Mr. O’Connell, who most recently served as Chief Operating Officer and Senior Vice President, Supply Chain of Charles & Colvard, succeeds Suzanne Miglucci, who resigned as President and CEO and as a member of the Board of Directors, effective June 1, 2020.

Neal Goldman, Chairman of the Board of Directors of Charles & Colvard, said, “Even in these changing times, we believe the market opportunity continues to exist for our gemstones and jewelry, which offer exceptional quality and value, balanced with environmental and social responsibility. The Company has made significant progress over the past several years, growing Online Channels sales, expanding margins, achieving profitability, and maintaining a healthy balance sheet. We want to thank Suzanne for her visionary and strategic contributions, including pivoting to an e-commerce driven business, establishing a respected direct-to-consumer brand, building sophisticated digital marketing capabilities, and raising capital to fund future investments.”

“Given the current challenging economic and retail industry circumstances, we are pleased to have a seamless transition in leadership. Don has broad operational expertise, substantial industry knowledge and strong supply chain and brick-and-mortar relationships. As we transition through the COVID-19 crisis and adapt to the new operating environment, we believe Don’s proven operational ability to deliver efficiency and cost savings while managing the product development and merchandising teams to deliver premium quality jewelry and assortments to our customers will enable us to navigate the necessary changes ahead. Don has been the catalyst for the creation of our luxury award-winning Signature Collection, which represents a growing part of Charles & Colvard’s success. We will continue building on our strengths and capabilities in expanding brand awareness, engaging with customers, delivering a distinctive product and providing an outstanding buying experience,” Mr. Goldman concluded.

About Don O’Connell

Don O'Connell served most recently as Charles & Colvard's Chief Operating Officer and Senior Vice President, Supply Chain, joining the Company in 2016. In this role, Mr. O’Connell managed all functional areas of distribution, operations, and global supply chain, including responsibility for gemstone procurement and faceting, jewelry production, merchandising, product development and customer experience. A highly accomplished jewelry manufacturing, supply chain and distribution executive, he has delivered positive and sustainable results for over 25 years with several organizations in the jewelry industry. Prior to joining Charles & Colvard, Mr. O’Connell served as Executive Vice President Operations & Global Jewelry Business Solutions at OFT Investment & Management Group, a fine jewelry solutions and services group. He spent seven years with the Richline Group, LLC, a wholly owned subsidiary of Berkshire Hathaway, as Vice President, Operations & Procurement, both Foreign & Domestic, and served on Richline’s executive steering committee and acquisition team. Prior to that, Mr. O’Connell was Vice President, Operations at Aurafin's gem group divisions in Taramac, FL and La Paz, Bolivia as well as Vice President, Jewelry Manufacturing & Contracting with OCON Enterprise.

About Charles & Colvard, Ltd.

Charles & Colvard, Ltd. (Nasdaq: CTHR) believes luxury can be beautiful and conscientious. As an e-commerce driven business, the Company brings revolutionary gemstones and jewelry to market through the use of innovative technology and direct-to-consumer engagement. Charles & Colvard is the original pioneer of lab-created moissanite, a rare gemstone formed from silicon carbide. Consumers seek Charles & Colvard fashion, bridal and fine jewelry because of its exceptional quality, incredible value and shared beliefs in environmental and social responsibility. Charles & Colvard was founded in 1995 and is based in North Carolina’s Research Triangle. For more information, please visit https://www.charlesandcolvard.com/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future and projections relating to our products, sales, revenues, and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations, and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “continue,” and similar words, although some forward-looking statements are expressed differently.

All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, our actual results may differ materially from those projected, stated, or implied in these forward-looking statements as a result of many factors including, but not limited to, the impact of the COVID-19 pandemic and related global economic condition on our business; financial condition and results from operations; our dependence on increased consumer acceptance, growth of sales of our products, and operational execution of our strategic initiatives; the impact of the execution of our business plans on our liquidity; general economic and market conditions, including the current economic environment; intense competition in the worldwide gemstone and jewelry industry; the financial difficulties or insolvency of one or more of our major customers and their willingness and ability to market our products; certain risks due to our international operations, distribution channels and vendors; our ability to fulfill orders on a timely basis; dependence on a limited number of distributor and retail partners in our Traditional segment; dependence on our exclusive supply agreement with Cree, Inc. for the supply of our silicon carbide crystals for the foreseeable future; inaccuracies in assumptions, estimates and data we use to calculate certain of our key operating metrics; our ability to maintain compliance with The Nasdaq Stock Market’s continued listing requirements; quality control challenges from time to time that can result in lost revenue and harm to our brands and reputation; the potential impact of seasonality on our business; the impact of natural disasters and other events beyond our control on our operations; our anticipated PPP Loan, pursuant to the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security Act, or the CARES Act, may not be forgiven or may be subject to challenges and investigations regarding qualification for the loan; the pricing of precious metals, which is beyond our control; our current customers’ potential perception of us as a competitor in the finished jewelry business; the impact of significant changes in e-commerce opportunities, technology, or models; the risk of a failure of our information technology infrastructure or a failure to protect confidential information against security breaches; our ability to protect our intellectual property; the potential adverse impact of negative or inaccurate information on social media; the failure to evaluate, implement, and integrate strategic opportunities; possible adverse effects of governmental regulation and oversight; and the impact of anti-takeover provisions included in our charter documents, in addition to the other risks and uncertainties described in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2019 and subsequent reports filed with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the SEC that discuss other factors relevant to our business.

Contacts:
Clint J. Pete
Chief Financial Officer
919-468-0399
cpete@charlesandcolvard.com

Jenny Kobin
Investor Relations
800-695-0650
Jenny.Kobin@IRAdvisory.com

Source: Charles & Colvard, Ltd.